UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported) : June 27, 2005

CHEC FUNDING LLC, (as depositor under the Pooling and Servicing Agreement, dated March 1, 2005 providing for the issuance of Centex Home Equity Loan Asset-Backed Certificates, Series 2005-B)

                                CHEC FUNDING, LLC
             on behalf of itself and the Trust described below with
                      respect to which it is the depositor
             (Exact name of registrant as specified in its charter)

         Delaware                  333-105322-07                75-2851805
     (State or other          (Commission File Number)       (IRS Employer
     jurisdiction of                                       Identification No.)
     incorporation)

2728 North Harwood
Dallas, Texas                                                      75201
(Address of principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code : (214) 981-5000

                                       N/A
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [] Written communications pursuant to Rule 425 under the Securities Act (17
        CFR 230.425)

     [] Soliciting  material  pursuant to Rule 14a-12(b)  under the Exchange Act
        (17 CFR 240.14a-12(b))

     [] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events.

     This current report on Form 8-K relates to the monthly distribution reported to the holders of Centex Home Equity Loan Trust 2005-B pursuant to the terms of the Pooling and Servicing Agreement, dated as of March 1, 2005, among CHEC Funding, LLC, as Depositor, Centex Home Equity Company, LLC, as Seller, Harwood Street Funding II LLC, as Conduit Seller, Centex Home Equity Company, LLC, as Servicer, and JPMorgan Chase Bank, N.A., as Trustee.

     On June 27, 2005 distributions were made to the Certificateholders. Specific information with respect to these distributions is filed as Exhibit 99.1.

Item 9.01    Financial Statements and Exhibits.

           (a)   Not applicable

           (b)   Not applicable

           (c)   The following exhibit is filed as part of this report:

                 Statement to Certificateholders on June 27, 2005 as Exhibit 99.1.

CHEC FUNDING,LLC
Centex Home Equity Loan Asset-Backed Certificates, Series 2005-B
-------------------------------------------------------------------------------


SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                JPMORGAN CHASE BANK, N.A., not in its individual capacity, but solely as Trustee under the Agreement referred to herein



Date:  July 6, 2005         By:  /s/ Mark W. McDermott
                                  --------------------------------------------
                                Name:  Mark W. McDermott
                                Title: Vice President

INDEX TO EXHIBITS


      Exhibit
      Number                  Description of Exhibits

        99.1             Statement to Certificateholders June 27, 2005



Exhibit 99.1
Statement to Certificateholders June 27, 2005



                      Centex Home Equity Loan Trust 2005-B
                         STATEMENT TO CERTIFICATEHOLDERS
                                 June 27, 2005
----------------------------------------------------------------------------------------------------------------------------------
                                             DISTRIBUTION IN DOLLARS
----------------------------------------------------------------------------------------------------------------------------------
                ORIGINAL         BEGINNING                                                                                ENDING
                    FACE         PRINCIPAL                                                  REALIZED     DEFERRED        PRINCIPAL
CLASS              VALUE         BALANCE        PRINCIPAL       INTEREST       TOTAL         LOSSES       INTEREST        BALANCE
----------------------------------------------------------------------------------------------------------------------------------
AF1         67,500,000.00     64,216,510.40    3,702,101.00     216,730.72    3,918,831.72     0.00       0.00       60,514,409.40
AF2         16,000,000.00     16,000,000.00            0.00      56,533.33       56,533.33     0.00       0.00       16,000,000.00
AF3         16,550,000.00     16,550,000.00            0.00      60,890.21       60,890.21     0.00       0.00       16,550,000.00
AF4         37,500,000.00     37,500,000.00            0.00     152,906.25      152,906.25     0.00       0.00       37,500,000.00
AF5         20,370,000.00     20,370,000.00            0.00      90,137.25       90,137.25     0.00       0.00       20,370,000.00
AF6         16,000,000.00     16,000,000.00            0.00      64,866.67       64,866.67     0.00       0.00       16,000,000.00
AV1         73,000,000.00     69,374,180.32      813,165.30     206,359.28    1,019,524.58     0.00       0.00       68,561,015.02
AV2        338,000,000.00    314,676,253.39   17,314,542.16     911,512.21   18,226,054.37     0.00       0.00      297,361,711.23
AV3        232,500,000.00    232,500,000.00            0.00     694,787.50      694,787.50     0.00       0.00      232,500,000.00
AV4          9,080,000.00      9,080,000.00            0.00      28,216.10       28,216.10     0.00       0.00        9,080,000.00
M1          35,000,000.00     35,000,000.00            0.00     111,970.83      111,970.83     0.00       0.00       35,000,000.00
M2          33,000,000.00     33,000,000.00            0.00     106,480.00      106,480.00     0.00       0.00       33,000,000.00
M3          20,500,000.00     20,500,000.00            0.00      66,710.42       66,710.42     0.00       0.00       20,500,000.00
M4          18,500,000.00     18,500,000.00            0.00      63,254.58       63,254.58     0.00       0.00       18,500,000.00
M5          16,000,000.00     16,000,000.00            0.00      55,293.33       55,293.33     0.00       0.00       16,000,000.00
M6          18,000,000.00     18,000,000.00            0.00      63,360.00       63,360.00     0.00       0.00       18,000,000.00
M7          15,000,000.00     15,000,000.00            0.00      58,987.50       58,987.50     0.00       0.00       15,000,000.00
B           17,500,000.00     17,500,000.00            0.00      71,225.00       71,225.00     0.00       0.00       17,500,000.00
R                    0.00              0.00            0.00           0.00            0.00     0.00       0.00                0.00
TOTALS   1,000,000,000.00    969,766,944.11   21,829,808.46   3,080,221.18   24,910,029.64     0.00       0.00      947,937,135.65

XIO      1,000,159,487.76    975,762,505.68            0.00          24.27           24.27     0.00       0.00      956,543,620.51
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
             FACTOR INFORMATION PER $1,000 OF ORIGINAL FACE                                                    PASS-THROUGH RATES
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        CURRENT
                       BEGINNING                                                               ENDING                   PASS-THRU
CLASS     CUSIP        PRINCIPAL          PRINCIPAL        INTEREST          TOTAL            PRINCIPAL       CLASS       RATE
----------------------------------------------------------------------------------------------------------------------------------
AF1    152314MR8      951.35570963      54.84594074        3.21082548        58.05676622      896.50976889     AF1      4.050000 %
AF2    152314MS6    1,000.00000000       0.00000000        3.53333313         3.53333313    1,000.00000000     AF2      4.240000 %
AF3    152314MT4    1,000.00000000       0.00000000        3.67916677         3.67916677    1,000.00000000     AF3      4.415000 %
AF4    152314MU1    1,000.00000000       0.00000000        4.07750000         4.07750000    1,000.00000000     AF4      4.893000 %
AF5    152314MV9    1,000.00000000       0.00000000        4.42500000         4.42500000    1,000.00000000     AF5      5.310000 %
AF6    152314MW7    1,000.00000000       0.00000000        4.05416688         4.05416688    1,000.00000000     AF6      4.865000 %
AV1    152314MX5      950.33123726      11.13925068        2.82683945        13.96609014      939.19198658     AV1      3.245000 %
AV2    152314MY3      930.99483251      51.22645609        2.69678169        53.92323778      879.76837642     AV2      3.160000 %
AV3    152314MZ0    1,000.00000000       0.00000000        2.98833333         2.98833333    1,000.00000000     AV3      3.260000 %
AV4    152314NA4    1,000.00000000       0.00000000        3.10750000         3.10750000    1,000.00000000     AV4      3.390000 %
M1     152314NB2    1,000.00000000       0.00000000        3.19916657         3.19916657    1,000.00000000     M1       3.490000 %
M2     152314NC0    1,000.00000000       0.00000000        3.22666667         3.22666667    1,000.00000000     M2       3.520000 %
M3     152314ND8    1,000.00000000       0.00000000        3.25416683         3.25416683    1,000.00000000     M3       3.550000 %
M4     152314NE6    1,000.00000000       0.00000000        3.41916649         3.41916649    1,000.00000000     M4       3.730000 %
M5     152314NF3    1,000.00000000       0.00000000        3.45583313         3.45583313    1,000.00000000     M5       3.770000 %
M6     152314NG1    1,000.00000000       0.00000000        3.52000000         3.52000000    1,000.00000000     M6       3.840000 %
M7     152314NH9    1,000.00000000       0.00000000        3.93250000         3.93250000    1,000.00000000     M7       4.290000 %
B      152314NJ5    1,000.00000000       0.00000000        4.07000000         4.07000000    1,000.00000000     B        4.440000 %
TOTALS                969.76694411      21.82980846        3.08022118        24.91002964      947.93713565

XIO    N/A            975.60690832       0.00000000        0.00002427         0.00002427      956.39108784     XIO      0.000000 %
----------------------------------------------------------------------------------------------------------------------------------


IF THERE ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT, PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
               --------------------------------------------------
                                   RYAN VAUGHN
              JPMorgan Chase Bank, N.A. - Structured Finance Services NY
                           4 NEW YORK PLAZA FLR 6,
                            New York, New York 10004
                              Tel: (212) 623-4484
                              Fax: (212) 623-5930
                       Email: Ryan.M.Vaughn@JPMorgan.com
               --------------------------------------------------

Sec. 7.09(ii)                           Distributions Allocable to Principal

                                        Group I
                                        Scheduled Monthly Payments                                                      184,718.70
                                        Curtailments                                                                     16,359.23
                                        Prepayments in Full                                                           3,058,238.53
                                        Loans Repurchased by Seller                                                           0.00
                                        Substitution Amounts                                                                  0.00
                                        Net Liquidation Proceeds                                                              0.00

                                        Group II
                                        Scheduled Monthly Payments                                                       69,980.23
                                        Curtailments                                                                      2,376.48
                                        Prepayments in Full                                                             643,551.11
                                        Loans Repurchased by Seller                                                           0.00
                                        Substitution Amounts                                                                  0.00
                                        Net Liquidation Proceeds                                                              0.00

                                        Group III
                                        Scheduled Monthly Payments                                                      447,450.45
                                        Curtailments                                                                     27,829.82
                                        Prepayments in Full                                                          14,768,380.62
                                        Loans Repurchased by Seller                                                           0.00
                                        Substitution Amounts                                                                  0.00
                                        Net Liquidation Proceeds                                                              0.00

                                        Group I Subordination Increase Amount                                         2,610,923.30
                                        Group I Excess Overcollateralization Amount                                           0.00


Sec. 7.09(iv)                           Class Interest Carryover Shortfall
                                        Class AF1                                                                             0.00
                                        Class AF2                                                                             0.00
                                        Class AF3                                                                             0.00
                                        Class AF4                                                                             0.00
                                        Class AF5                                                                             0.00
                                        Class AF6                                                                             0.00
                                        Class AV1                                                                             0.00
                                        Class AV2                                                                             0.00
                                        Class AV3                                                                             0.00
                                        Class AV4                                                                             0.00
                                        Class M1                                                                              0.00
                                        Class M2                                                                              0.00
                                        Class M3                                                                              0.00
                                        Class M4                                                                              0.00
                                        Class M5                                                                              0.00
                                        Class M6                                                                              0.00
                                        Class M7                                                                              0.00
                                        Class B                                                                               0.00

Sec. 7.09(v)                            Class Principal Carryover Shortfall
                                        Group I Subordinate Certificates
                                        Class M1                                                                              0.00
                                        Class M2                                                                              0.00
                                        Class M3                                                                              0.00
                                        Class M4                                                                              0.00
                                        Class M5                                                                              0.00
                                        Class M6                                                                              0.00
                                        Class M7                                                                              0.00
                                        Class B                                                                               0.00

Sec. 7.09(vi)                           Aggregate Loan Balance of Each Group
                                        Group I Beginning Aggregate Loan Balance                                    171,408,601.17
                                        Group I Ending Aggregate Loan Balance                                       168,149,284.71

                                        Group II Beginning Aggregate Loan Balance                                    89,457,116.86
                                        Group II Ending Aggregate Loan Balance                                       88,741,209.04

                                        Group III Beginning Aggregate Loan Balance                                  714,896,787.65
                                        Group III Ending Aggregate Loan Balance                                     699,653,126.76

Sec. 7.09(vii)                          Overcollateralization
                                        Total Overcollateralization Amount                                            8,606,484.87
                                        Total Required Overcollateralization Amount                                  34,500,000.00

Sec. 7.09(viii)                         Internal Revenue Code Section 6049(d)(7)(C) Market Discount Information

Sec. 7.09(ix)                           Substitution Amounts
                                        Group I                                                                               0.00
                                        Group II                                                                              0.00
                                        Group III                                                                             0.00

Sec. 7.09(ix)                           Loan Purchase Price Amounts
                                        Group I                                                                               0.00
                                        Group II                                                                              0.00
                                        Group III                                                                             0.00

Sec. 7.09(x)                            Weighted Average Net Coupon Rate
                                        Group I                                                                           7.8304 %
                                        Group II                                                                          6.6858 %
                                        Group III                                                                         6.8389 %

Sec. 7.09(xii)                          Monthly Remittance Amount
                                        Group I                                                                       4,378,145.79
                                        Group II                                                                      1,214,653.43
                                        Group III                                                                    19,318,230.43

Sec. 7.09(xiii)                         Weighted Average Gross Margin
                                        Group II Loans                                                                    6.3431 %
                                        Group III Loans                                                                   6.5176 %

Sec. 7.09(xiv)                          Largest Loan Balance
                                        Group I                                                                         896,913.66
                                        Group II                                                                        356,246.81
                                        Group III                                                                       756,999.60

Sec. 7.09(xv)                           Basic Principal Amount
                                        Group I                                                                       3,259,316.46
                                        Group II                                                                        715,907.82
                                        Group III                                                                    15,243,660.89

Sec. 7.09(xvi)                          Net Wac Cap Carryover Paid
                                        Group I                                                                               0.00
                                        Group II                                                                              0.00
                                        Group III                                                                             0.00
                                        Subordinate                                                                           0.00

Sec. 7.09(xvi)                          Remaining Net Wac Cap Carryover
                                        Group I                                                                               0.00
                                        Group II                                                                              0.00
                                        Group III                                                                             0.00
                                        Group Subordinate                                                                     0.00

Sec. 7.09(xviii)                        Net Wac Cap
                                        Group I Net WAC Cap                                                                 7.83 %
                                        Group II Net WAC Cap                                                                6.08 %
                                        Group III Net WAC Cap                                                               6.22 %
                                        Subordinate Net WAC Cap                                                             6.24 %

Sec. 7.09(xix)                          Applied Realized Loss Amounts
                                        Subordinate Certificates
                                        Class M1                                                                              0.00
                                        Class M2                                                                              0.00
                                        Class M3                                                                              0.00
                                        Class M4                                                                              0.00
                                        Class M5                                                                              0.00
                                        Class M6                                                                              0.00
                                        Class M7                                                                              0.00
                                        Class B                                                                               0.00

Sec. 7.09(xx)                           Stepdown Date Has Not Occurred

Sec. 7.09(b)(i)                  Number and Aggregate Principal Amounts of Mortgage Loans in Delinquency (Includes Bankruptcies)
                                                  Group 1
                                                                                            Principal
                                                 Category              Number                Balance               Percentage
                                                 1 Month                   21             1,754,590.52                  1.04 %
                                                 2 Month                    6               294,927.76                  0.18 %
                                                 3 Month                    1               103,824.00                  0.06 %
                                                 Total                     28             2,153,342.28                  1.28 %
                                                  Group 2
                                                                                            Principal
                                                 Category              Number                Balance               Percentage
                                                 1 Month                   14             1,662,535.76                  1.87 %
                                                 2 Month                    3               259,271.78                  0.29 %
                                                 3 Month                    0                     0.00                  0.00 %
                                                 Total                     17             1,921,807.54                  2.16 %
                                                  Group 3
                                                                                            Principal
                                                 Category              Number                Balance               Percentage
                                                 1 Month                  130            16,354,199.03                  2.34 %
                                                 2 Month                   29             3,401,983.96                  0.49 %
                                                 3 Month                    5               559,685.11                  0.08 %
                                                  Total                   164            20,315,868.10                  2.91 %
                                                  Group Totals
                                                                                            Principal
                                                 Category              Number                Balance               Percentage
                                                 1 Month                  165            19,771,325.31                  2.07 %
                                                 2 Month                   38             3,956,183.50                  0.41 %
                                                 3 Month                    6               663,509.11                  0.07 %
                                                  Total                   209            24,391,017.92                  2.55 %

Sec. 7.09(b)(ii)                        Number and Aggregate Principal Amounts of Mortgage Loans in Foreclosure
                                                               Group 1
                                                                                    Principal
                                                               Number               Balance                Percentage
                                                                    2              195,638.70                  0.12 %
                                                               Group 2
                                                                                    Principal
                                                               Number               Balance                Percentage
                                                                    1               84,800.00                  0.10 %
                                                               Group 3
                                                                                    Principal
                                                               Number               Balance                Percentage
                                                                   13            1,975,744.58                  0.28 %
                                                              Group Totals
                                                                                    Principal
                                                               Number               Balance                Percentage
                                                                   16            2,256,183.28                  0.24 %


Sec. 7.09(b)(iii)                       Number and Aggregate Principal Amounts of Mortgage Loans in Bankruptcy
                                                               Group 1
                                                                                    Principal
                                                               Number               Balance                Percentage
                                                                    1               51,037.79                  0.03 %
                                                               Group 2
                                                                                    Principal
                                                               Number               Balance                Percentage
                                                                    0                    0.00                  0.00 %
                                                               Group 3
                                                                                    Principal
                                                               Number               Balance                Percentage
                                                                    5              486,157.40                  0.07 %
                                                              Group Totals
                                                                                    Principal
                                                               Number               Balance                Percentage
                                                                    6              537,195.19                  0.06 %

Sec. 7.09(b)(iii)                       Balloon Loans
                                        Number of Balloon Loans                                                              12.00
                                        Balance of Balloon Loans                                                        882,144.09

Sec. 7.09(b)(iv)                        Number and Aggregate Principal Amounts of REO Loans
                                                               Group 1
                                                                                    Principal
                                                               Number               Balance                Percentage
                                                                  0                    0.00                  0.00 %
                                                               Group 2
                                                                                    Principal
                                                               Number               Balance                Percentage
                                                                  0                    0.00                  0.00 %
                                                               Group 3
                                                                                    Principal
                                                               Number               Balance                Percentage
                                                                  0                    0.00                  0.00 %
                                                              Group Totals
                                                                                    Principal
                                                               Number               Balance                Percentage
                                                                  0                    0.00                  0.00 %

Sec. 7.09(b)(v)                         Book Value of REO Loans
                                        Group I                                                                               0.00
                                        Group II                                                                              0.00
                                        Group III                                                                             0.00

Sec. 7.09(b)(vi)                        Realized Losses
                                        Group I:
                                        Monthly Realized Losses                                                               0.00
                                        Cumulative Realized Losses                                                            0.00
                                        Group II:
                                        Monthly Realized Losses                                                               0.00
                                        Cumulative Realized Losses                                                            0.00
                                        Group III:
                                        Monthly Realized Losses                                                               0.00
                                        Cumulative Realized Losses                                                            0.00

Sec. 7.09(b)(vii)                       Net Liquidation Proceeds
                                        Group I                                                                               0.00
                                        Group II                                                                              0.00
                                        Group III                                                                             0.00

Sec. 7.09(b)(viii)                      Group I 60+ Delinquency Percentage (Rolling Three Month)                          0.3898 %

Sec. 7.09(b)(ix)                        Cumulative Loss Percentage                                                          0.00 %
                                        Cumulative Realized Losses Since Cut-Off Date                                         0.00
                                        Aggregate Loan Balance as of the Cut-Off Date                             1,000,000,000.00

Sec. 7.09(b)(x)                         Has a Trigger Event Occurred?                                                           NO

                                        1-Month LIBOR for Current Distribution Date                                      3.09000 %


Copyright 2001 J.P. Morgan Chase & Co.  All rights reserved.